SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of  earliest event reported):   February 25, 2004

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Item 7. Financial Statements and Exhibits.

 (c)  Exhibits. The following are filed as Exhibits to this Current Report on Form 8-K.

                  99.1.  Press Release dated February 25, 2004 - Met-Pro Corporation Announces Financial Results for the
                            Fiscal Year Ended January 31, 2004

Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition).

On February 25, 2004, Met-Pro Corporation ("Met-Pro" or the "Registrant) issued a press release announcing its financial results for the fourth quarter and fiscal year ended January 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the "SEC"). Met-Pro believes that these non-GAAP financial measures provide information that is useful to its investors regarding its financial condition and results of operations.

The press release contains adjusted basic and diluted earnings per share for the fourth quarter and fiscal year ended January 31, 2004, which excludes expenses related to an unusual charge pertaining to certain patent litigation involving Met-Pro's Duall Division. These adjusted earnings per share numbers are not a measure of financial performance under GAAP and should not be considered as a substitute for net income, income from operations, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP .

Met-Pro's management believes that adjusted basic and diluted earnings per share provide additional information useful to assessing, comparing and evaluating the operating performance of its business, insofar as the adjustment pertains to a patent litigation expense that Met-Pro considers to be unusual based upon its historic experience.

This characterization as "unusual" is a forward-looking statement for which Met-Pro claims the "safe harbor" provided for by the Securities Litigation Reform Act of 1995. This characterization involves risks and uncertainties insofar Met-Pro cannot say that it will not be involved in other expensive patent litigation in the future. The press release also may contain other forward-looking statements for which such safe harbor is also claimed.

This information provided in this Current Report on Form 8-K regarding the Registrant’s financial results for the fourth quarter and fiscal year ended January 31, 2004 is being furnished to the SEC pursuant to Item 12 of Form 8-K in accordance with the interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date: February 25, 2004

MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

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MET-PRO CORPORATTION

Exhibit Index

Form 8-K
Feburary 25, 2004

Exhibit	Description
99.1	Press Release dated February 25, 2004 Met-Pro Corporation Announces Financial Results for the Fiscal Year Ended January 31, 2004.

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